Exhibit 10.14

JOINDER TO THE BAILEE AGREEMENT

This Joinder (this “Joinder”) to the Bailee Agreement (the “Agreement”) dated December 20, 2004 by and among WELLS FARGO FOOTHILL, INC., a California corporation (“First Secured Party”) in its capacity as the arranger and administrative agent for the lenders party to the Credit Agreement (as defined in the Agreement), THE BANK OF NEW YORK TRUST COMPANY, N.A. (“Second Secured Party”) in its capacity as collateral agent for the Secured Parties (as defined in the VRCC Second Pledge Agreement), Nevada Title Company, as bailee (in such capacity, “Bailee”), Robert R. Black, Sr. as the trustee of Robert R. Black, Sr. Gaming Properties Trust u/a/d May 24, 2004 (“Black”), R. Black, Inc. a Nevada corporation (“RBI”), and Virgin River Casino Corporation, A Nevada Corporation (“VRCC”; Black, RBI and VRCC collectively, jointly and severally, “Grantors” and each individually, a “Grantor”) is made this 31st day of December 2006 , by and among the Grantors, Black Gaming, LLC (the “Additional Grantor”), the First Secured Party, the Second Secured Party and the Bailee.

W I T N E S S E T H:

WHEREAS, the Grantors desire to enter into a reorganization;

WHEREAS pursuant to certain agreements related to indebtedness incurred by certain of the Grantors, the Additional Grantor is obligated to become a party to the Agreement as a result of the reorganization;

WHEREAS pursuant to the reorganization certain of the Pledged Collateral, as defined in the Agreement, have been transferred as more particularly described in Exhibit A attached hereto; and

WHEREAS the transfers of the Pledged Collateral pursuant to the reorganization have been approved by the Nevada Gaming Authorities as required by Section 1 of the Agreement.

 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Grantor and Grantors hereby agrees as follows:

1.            AGREEMENT TO BE BOUND BY TERMS OF AGREEMENT.  The Additional Grantor hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a Borrower for all purposes thereof.

2.            EXHIBIT. Exhibit A attached hereto accurately and completely amends and restates Exhibit A provided in the Agreement.

3.            SUCCESSORS AND ASSIGNS.  Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by each of the First Secured Party and the Second Secured Party and the respective successors and assigns of each of them and each Additional Borrower and each of its successors and assigns, respectively, in accordance with the terms and conditions of the Agreement.

4.            COUNTERPARTS.  This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

Black Gaming, LLC,		Wells Fargo Foothill, Inc., as First Secured Party
as Additional Grantor

By:	/s/ Robert R. Black, Sr.	By:	/s/ Kevin P. Smith
Name: Robert R. Black, Sr.		Name: Kevin P. Smith
Title: Manager		Title: Vice President

Virgin River Casino Corporation		The Bank of New York Trust Company, N.A.,
as Grantor		as Second Secured Party

By:	/s/ Robert R. Black, Sr.	By:	/s/ Sandee Parks
Name: Robert R. Black, Sr.		Name: Sandee Parks
Title: President		Title: Vice President

R. Black, Inc.		Nevada Title Company, as Bailee
as Grantor

By:	/s/ Robert R. Black, Sr.	By:	/s/ Troy Lockhead
Name: Robert R. Black, Sr.		Name: Troy Lockhead
Title: President		Title: Vice President

Robert R. Black, Sr. Gaming Properties Trust
u/a/d May 24, 2004
as Grantor

By:	/s/ Robert R. Black, Sr.
Name: Robert R. Black, Sr.
Title: Trustee

EXHIBIT A

Pledgor	Issuer	Number of Shares/Units	Class	Certificate Number	Pledgor’s Percentage Ownership Represented by the Certificate	Pledgor’s Total Percentage Ownership in Issuer
Black Gaming, LLC	Virgin River Casino Corp.	100 shares	Common Stock	16	100%	100%
Black Gaming, LLC	B & B B, Inc.	16.75 shares	Common Stock	II-03	100%	100%
R. Black, Inc.	RBG, LLC	N/A	Membership Interests	3	100%	5.47%
Virgin River Casino Corporation	RBG, LLC	N/A	Membership Interests	22	100%	94.53%
R. Black, Sr. as the trustee of Robert R. Black, Sr. Gaming Properties Trust u/a/d May 24, 2004	Black Gaming, LLC	6602 units	Units	2	662/3%	99.03%
Virgin River Casino Corporation	R. Black, Inc.	100 shares	Common Stock	3	100%	100%

ACKNOWLEDGEMENT

The undersigned hereby acknowledge receipt of the following stock certificates and corresponding stock powers:

Issuer	Pledgor	Number of Share/Units	Class of Interests	Pledgor’s % Ownership Respresented by the Certificate	Certificate Nos.	Pledgor’s Total % Ownership Interest in Issuer
B & B B, Inc.	Black Gaming, LLC	16.75 shares	Common Stock	100%	II-03	100%
Virgin River Casino Corporation	Black Gaming, LLC	100 shares	Common Stock	100%	16	100%
RBG, LLC	R. Black, Inc.	N/A	Membership Interests	100%	21	5.47%
RBG, LLC	Virgin River Casino Corporation	N/A	Membership Interests	100%	22	94.53%
Black Gaming, LLC	R. Black, Sr. as the trustee of Robert R. Black, Sr. Gaming Properties Trust u/a/d May 24, 2004	6602 units	Units	662/3%	2	99.03%
R. Black, Inc.	Virgin River Casino Corporation	100 shares	Common Stock	100%	3	100%

The undersigned also hereby agrees that it is holding such certificates and powers as bailee for WFF as first secured party and BONY, as second secured party, pursuant to that certain Bailee Agreement, dated as of December 20, 2004, by and among WFF as first secured party, BONY as second secured party, Nevada Title Company, Robert R. Black Sr., as trustee of Robert R. Black, Sr. Gaming Properties Trust u/a/d May 24, 2004, R. Black, Inc., Virgin River Casino Corporation and Black Gaming, LLC.

Date: December 31, 2006	Nevada Title Company, as Bailee

	By:	/s/ Troy Lockhead
Name: Troy Lockhead
Title: Vice President